______________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported) November 17, 1997


          FINANCIAL ASSET SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1997, providing for the issuance of the New Century Home Equity Loan Trust, Series 1997-NC5, Asset Backed Pass-Through Certificates)


                       FINANCIAL ASSET SECURITIES CORP.
-----------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


         Delaware                         333-29381             06-1442101
----------------------------              --------------------------------
(State or Other Jurisdiction              (Commission      (I.R.S. Employer
     of Incorporation)                     File Number)   Identification No.)

600 Steamboat Road
Greenwich, Connecticut    06830
---------------------------------
(Address of Principal (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (203) 625-2700
                                                     ----- --------
_____________________________________________________________________

Item 5.  Other Events
         ------------

Description of the Mortgage Pool.*
--------------------------------

On October 22, 1997 (the "Funding Date"), NEW CENTURY HOME EQUITY LOAN TRUST, SERIES 1997-NC5, formed pursuant to a pooling and servicing agreement dated as of September 1, 1997 among the Company, as depositor, New Century Mortgage Corporation, as seller and master servicer, and First Trust National Association, as Trustee, purchased additional mortgage loans (the "Subsequent Mortgage Loans") for inclusion therein. The following information reflects the resulting characteristics of all Mortgage Loans in the Trust after the inclusion of the Subsequent Mortgage Loans. All statistics set forth herein are as of the related Cut-Off Date.

_________________
*Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated September 9, 1997, and Prospectus Supplement dated September 19, 1997, of FINANCIAL ASSET SECURITIES CORP., relating to its New Century Home Equity Loan Trust, Series 1997-NC5, Asset Backed Pass-Through Certificates.

MORTGAGE LOAN STATISTICS

     The Initial Mortgage Loans are expected to consist of 1,909 fixed-rate Mortgage Loans evidenced by Mortgage Notes secured by Mortgages on Mortgaged Properties located in 34 states. Additional Mortgage Loans (the "Subsequent Mortgage Loans") are expected to be acquired by the Trust Fund on or prior to November 1, 1997. Initial Mortgage Loans representing approximately 94.89% of the Initial Cut-Off Date Pool Balance are secured by first liens on the related Mortgaged Properties, and the remainder are secured by second liens on the related Mortgaged Properties. As of the Initial Cut-Off Date, the aggregate Cut-Off Date Loan Balances of the Initial Mortgage Loans (the "Initial Cut-Off Date Pool Balance") totaled approximately $164,989,547.86 after application of scheduled payments due on or before the Cut-Off Date, whether or not received. The Initial Mortgage Loans bear interest at fixed Mortgage Rates ranging from approximately 6.80% to 16.65% per annum. The weighted average Mortgage Rate for the Initial Mortgage Loans was approximately 9.50% per annum. The lowest Cut-Off Date Loan Balance of any Initial Mortgage Loan was approximately $9,962 and the highest was approximately $850,000. The average Cut-Off Date Loan Balance of the Initial Mortgage Loans was approximately $86,427. The weighted average original term to stated maturity of the Initial Mortgage Loans was approximately 326 months. The weighted average remaining term to stated maturity of the Initial Mortgage Loans was approximately 325 months. As of the Initial Cut-Off Date, the weighted average number of months that have elapsed since origination of the Mortgage Loans was approximately 1 month. The lowest and highest Combined Loan-to-Value Ratios of the Initial Mortgage Loans at origination were approximately 6.67% and 95.25%, respectively. The weighted average Combined Loan-to-Value Ratio of the Initial Mortgage Loans was approximately 69.50%. The weighted average Combined Loan-to-Value Ratio of the Initial Mortgage Loans that are Second Mortgage Loans was approximately 65.26%.

     Initial Mortgage Loans representing approximately 13.12% of the Initial Cut-Off Date Pool Balance are secured by non-owner-occupied (including second homes) Mortgaged Properties (based solely upon statements made by the related Mortgagors at the time of origination of the related Mortgage Loans).

     Initial Mortgage Loans representing approximately 0.01%, 17.58%, 0.19% and 81.25% of the Cut-Off Date Pool Balance are fully amortizing Mortgage Loans having original stated maturities of approximately 10 years, 15 years, 20 years and 30 years, respectively. Initial Mortgage Loans representing approximately 0.97% of the Initial Cut-Off Date Pool Balance are Balloon Mortgage Loans that generally provide for scheduled amortization over 30 years from their respective dates of origination and a balloon payment at the end of the fifteenth year. No Initial Mortgage Loan, including any Balloon Mortgage Loan, is scheduled to mature later than October 1, 2027.

     As of the Delinquency Statistic Date, approximately 1.29% of the Initial Mortgage Loans were between 30 and 59 days past due, and no Initial Mortgage Loan was 60 or more days past due.

The Combined Loan-to-Value Ratios of the Mortgage Loans were distributed as follows (the sum of the percentages in the following table may not equal the total due to rounding):

NEW CENTURY HOME EQUITY LOAN TRUST 1997-NC5, INITIAL  AND SUBSEQUENT TRANSFER

                                                             AGGREGATE CUT-OFF
                                          NUMBER OF           DATE PRINCIPAL              PERCENT OF
COMBINED LOAN TO VALUE RATIO            MORTGAGE LOANS            BALANCE               MORTGAGE POOL
----------------------------            --------------       -----------------          -------------
    6.67  -    10.00                             2         $        52,973.21                 0.03%
   10.01  -    15.00                             4                 122,345.99                 0.07
   15.01  -    20.00                            13                 479,512.83                 0.29
   20.01  -    25.00                            28                 956,291.80                 0.58
   25.01  -    30.00                            35               1,592,481.75                 0.97
   30.01  -    35.00                            30               1,305,564.86                 0.79
   35.01  -    40.00                            49               2,620,858.63                 1.59
   40.01  -    45.00                            54               3,835,116.52                 2.32
   45.01  -    50.00                            74               4,603,420.88                 2.79
   50.01  -    55.00                            81               5,956,409.89                 3.61
   55.01  -    60.00                           149              13,882,296.86                 8.41
   60.01  -    65.00                           179              14,610,526.60                 8.86
   65.01  -    70.00                           257              21,690,914.95                13.15
   70.01  -    75.00                           342              31,783,339.13                19.26
   75.01  -    80.00                           428              43,628,965.24                26.44
   80.01  -    85.00                           148              15,338,347.79                 9.30
   85.01  -    90.00                            31               2,360,478.43                 1.43
   90.01  -    95.00                             4                 132,166.61                 0.08
   95.01  -    95.25                             1                  37,535.89                 0.02
------------------------------        -----------------    ----------------------     ----------------
TOTAL                                        1,909            $164,989,547.86               100.00%


As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Mortgage Loans was 69.50%.

Mortgage Rates of the Mortgage Loans were distributed as follows (the sum of the percentages in the following table may not equal the total due to rounding):

                                                             AGGREGATE CUT-OFF
                                          NUMBER OF           DATE PRINCIPAL               PERCENT OF
       MORTGAGE RATES                   MORTGAGE LOANS            BALANCE                MORTGAGE POOL
---------------------------------  ----------------------- ------------------------  ---------------------
    6.8000     -   7.0000%                       2           $     479,600.39                 0.29%
    7.0001     -   7.5000                       25               2,448,427.08                 1.48
    7.5001     -   8.0000                      126              13,390,210.20                 8.12
    8.0001     -   8.5000                      186              20,555,124.98                12.46
    8.5001     -   9.0000                      378              39,387,340.92                23.87
    9.0001     -   9.5000                      239              22,738,307.54                13.78
    9.5001     -  10.0000                      330              26,498,727.35                16.06
   10.0001     -  10.5000                      163              12,360,804.66                 7.49
   10.5001     -  11.0000                      163              11,772,074.04                 7.14
   11.0001     -  11.5000                       72               3,803,245.14                 2.31
   11.5001     -  12.0000                       82               4,384,060.00                 2.66
   12.0001     -  12.5000                       49               2,351,788.92                 1.43
   12.5001     -  13.0000                       51               3,142,834.46                 1.90
   13.0001     -  13.5000                       19                 765,622.23                 0.46
   13.5001     -  14.0000                        9                 383,629.03                 0.23
   14.0001     -  14.5000                        9                 326,138.80                 0.20
   14.5001     -  15.0000                        2                  68,891.00                 0.04
   15.0001     -  15.5000                        2                  83,137.13                 0.05
   16.0001     -  16.5000                        1                  29,993.86                 0.02
   16.5001     -  16.6500                        1                  19,590.13                 0.01
----------------------------------  --------------------  -------------------------  ------------------
TOTAL                                        1,909            $164,989,547.86               100.00%


As of the Cut-Off Date, the weighted average Mortgage Rate of the Mortgage Loans was 9.50% per annum.

The original terms to maturity of the Mortgage Loans were distributed as follows (the sum of the percentages in the following table may not equal the total due to rounding):

                                                               AGGREGATE CUT-OFF
ORIGINAL TERM                               NUMBER OF           DATE PRINCIPAL             PERCENT OF
TO MATURITY (months)                      MORTGAGE LOANS            BALANCE              MORTGAGE POOL
-------------------------------  --------------------------  ----------------------  ---------------------
120                                              1             $     23,207.76                 0.01%
180                                            526               30,595,148.15                18.54
240                                              6                  313,644.89                 0.19
360                                          1,376              134,057,547.06                81.25
-------------------------------  --------------------------  ----------------------  ---------------------
TOTAL                                        1,909             $164,989,547.86               100.00%


As of the Cut-Off Date, the weighted average original term to maturity of the Mortgage Loans was 326 months.

The remaining terms to maturity of the Mortgage Loans were distributed as follows (the sum of the percentages in the following table may equal the total due to rounding):

                                                             AGGREGATE CUT-OFF
REMAINING TERM TO                         NUMBER OF           DATE PRINCIPAL           PERCENT OF
MATURITY (months)                       MORTGAGE LOANS            BALANCE            MORTGAGE POOL
------------------------------  -------------------------  ---------------------  -------------------
116 - 120                                        1            $     23,207.76               0.01%
157 - 168                                        1                  23,151.68               0.01
169 - 180                                      525              30,571,996.47              18.53
229 - 240                                        6                 313,644.89               0.19
337 - 348                                        2                 136,455.58               0.08
349 - 360                                    1,374             133,921,091.48              81.17
------------------------------  -------------------------  ---------------------  -------------------
TOTAL                                        1,909            $164,989,547.86             100.00%


As of the Cut-Off Date, the weighted average remaining term to maturity of the Mortgage Loans was 325 months.

The Cut-Off Date Loan Balances of the Mortgage Loans were distributed as follows (the sum of the percentages in the following table may not equal the total due to rounding):


                                        NUMBER OF          AGGREGATE CUT-OFF
                                         MORTGAGE           DATE PRINCIPAL           PERCENT OF
   CUT-OFF DATE PRINCIPAL BALANCE         LOANS                BALANCE              MORTGAGE POOL
  ----------------------------------  -------------      --------------------     -----------------
      $  9,961.62   -    10,000.00           1             $      9,961.62               0.01%
        10,000.01   -    15,000.00           7                   96,494.39               0.06
        15,000.01   -    20,000.00          50                  950,007.68               0.58
        20,000.01   -    25,000.00          80                1,862,961.35               1.13
        25,000.01   -    30,000.00          59                1,665,848.58               1.01
        30,000.01   -    35,000.00          84                2,798,398.68               1.70
        35,000.01   -    40,000.00         103                3,893,142.95               2.36
        40,000.01   -    45,000.00          92                3,962,012.76               2.40
        45,000.01   -    50,000.00          96                4,623,747.21               2.80
        50,000.01   -    55,000.00         102                5,384,950.29               3.26
        55,000.01   -    60,000.00         106                6,130,730.66               3.72
        60,000.01   -    65,000.00          84                5,271,463.81               3.20
        65,000.01   -    70,000.00          89                6,057,529.92               3.67
        70,000.01   -    75,000.00          79                5,772,543.30               3.50
        75,000.01   -    80,000.00          70                5,446,725.08               3.30
        80,000.01   -    85,000.00          59                4,886,973.61               2.96
        85,000.01   -    90,000.00          80                7,028,974.26               4.26
        90,000.01   -    95,000.00          56                5,202,192.46               3.15
        95,000.01   -   100,000.00          76                7,457,104.53               4.52
       100,000.01   -   105,000.00          61                6,285,719.57               3.81
       105,000.01   -   110,000.00          55                5,939,374.33               3.60
       110,000.01   -   115,000.00          45                5,069,750.80               3.07
       115,000.01   -   120,000.00          44                5,187,647.98               3.14
       120,000.01   -   125,000.00          26                3,205,243.79               1.94
       125,000.01   -   130,000.00          18                2,302,200.42               1.40
       130,000.01   -   135,000.00          17                2,257,435.97               1.37
       135,000.01   -   140,000.00          30                4,142,542.07               2.51
       140,000.01   -   145,000.00          14                2,005,171.32               1.22
       145,000.01   -   150,000.00          17                2,531,662.82               1.53
       150,000.01   -   200,000.00         114               19,911,120.33              12.07
       200,000.01   -   250,000.00          45               10,026,410.01               6.08
       250,000.01   -   300,000.00          22                6,161,782.43               3.73
       300,000.01   -   350,000.00          11                3,610,921.54               2.19
       350,000.01   -   400,000.00           6                2,237,099.48               1.36
       400,000.01   -   450,000.00           5                2,113,882.38               1.28
       450,000.01   -   500,000.00           3                1,463,430.61               0.89
       550,000.01   -   600,000.00           1                  571,388.87               0.35
       600,000.01   -   650,000.00           1                  615,000.00               0.37
       800,000.01   -   850,000.00           1                  850,000.00               0.52
--------------------------------------  ---------  ------------------------------  --------------
TOTAL                                    1,909             $164,989,547.86             100.00%


As of the Cut-Off Date, the average Cut-Off Date Loan Balance of the Mortgage Loans was $86,427.21.

As of the Cut-Off Date, the geographic distribution of the Mortgage Loans was as follows (the sum of the percentages in the following table may not equal the total due to rounding):


                                         NUMBER OF         AGGREGATE CUT-OFF
                                          MORTGAGE          DATE PRINCIPAL                 PERCENT OF
GEOGRAPHIC DISTRIBUTION                    LOANS                BALANCE                   MORTGAGE POOL
---------------------------------  --------------------  -------------------------  -------------------------
Arizona                                       147          $  8,898,016.68                    5.39%
California                                    925            93,337,920.63                   56.57
Colorado                                       60             4,908,427.13                    2.97
Delaware                                        1                80,893.80                    0.05
Florida                                        43             3,792,216.01                    2.30
Georgia                                         4               307,571.53                    0.19
Hawaii                                         54             8,774,987.59                    5.32
Idaho                                           3               319,231.83                    0.19
Illinois                                      107             7,004,655.30                    4.25
Indiana                                        17               744,976.91                    0.45
Iowa                                            3               114,860.04                    0.07
Kansas                                         10               386,603.56                    0.23
Kentucky                                        2               125,915.96                    0.08
Louisiana                                       1               103,944.04                    0.06
Maryland                                        3               266,265.34                    0.16
Massachusetts                                   2                85,238.24                    0.05
Minnesota                                      25             1,753,017.19                    1.06
Mississippi                                     2                58,500.00                    0.04
Missouri                                       35             1,928,933.19                    1.17
Montana                                         4               213,312.78                    0.13
Nevada                                         41             2,941,023.46                    1.78
New Jersey                                      7               452,844.17                    0.27
New Mexico                                     28             2,161,601.11                    1.31
North Carolina                                  4               248,283.12                    0.15
Ohio                                          108             6,495,965.17                    3.94
Oklahoma                                        7               320,531.09                    0.19
Oregon                                         59             5,176,261.95                    3.14
Pennsylvania                                   45             3,225,925.00                    1.96
South Carolina                                  9               614,768.37                    0.37
Tennessee                                       3               105,931.41                    0.06
Texas                                          40             2,692,464.76                    1.63
Utah                                           51             3,550,565.15                    2.15
Washington                                     28             2,275,941.72                    1.38
Wisconsin                                      28             1,417,853.25                    0.86
Wyoming                                         3               104,100.38                    0.06
----------------------------  ------------------------  -------------------------  ---------------------
TOTAL                                       1,909          $164,989,547.86                  100.00%


As of the Cut-Off Date, the distribution of the types of Mortgaged Properties related to the Mortgage Loans was as follows (the sum of the percentages in the following table may not equal the total due to rounding):


                                                          AGGREGATE CUT-OFF
                                      NUMBER OF             DATE PRINCIPAL                   PERCENT OF
MORTGAGE PROPERTY TYPE             MORTGAGE LOANS               BALANCE                     MORTGAGE POOL
------------------------------  ----------------------  --------------------------  ------------------------
Single Family                            1,653                 $142,100,368.81                 86.13%
2-4 Units                                  140                   14,602,866.24                  8.85
PUD                                         59                    5,116,629.38                  3.10
Condominium                                 53                    2,970,146.82                  1.80
Manufactured Housing                         3                      159,607.26                  0.10
Mobile Home                                  1                       39,929.35                  0.02
------------------------------  ----------------------  --------------------------  ------------------------
TOTAL                                    1,909                 $164,989,547.86                100.00%


As of the Cut-Off Date, the distribution of the occupancy status of the Mortgaged Properties related to the Mortgage Loans was as follows (the sum of the percentages in the following table may not equal the total due to rounding):


                                  NUMBER OF                  AGGREGATE CUT-OFF
                                  MORTGAGE                     DATE PRINCIPAL               PERCENT OF
OCCUPANCY STATUS                    LOANS                          BALANCE                 MORTGAGE POOL
--------------------------  ------------------------  -----------------------------  -----------------------

Owner Occupied                        1,611                   $142,543,179.86                  86.40%
Investor                                286                     21,414,242.68                  12.98
Second Home                              12                      1,032,125.32                   0.63
-------------------------  -------------------------  -----------------------------  -----------------------
TOTAL                                 1,909                   $164,989,547.86                 100.00%


As of the Cut-Off Date, the distribution of the lien priority of the Mortgages related to the Mortgage Loans was as follows (the sum of the percentages in the following table may not equal the total due to rounding):


                                   NUMBER OF                 AGGREGATE CUT-OFF
                                   MORTGAGE                    DATE PRINCIPAL               PERCENT OF
LIEN PRIORITY                       LOANS                          BALANCE                 MORTGAGE POOL
----------------------  ---------------------------  -------------------------------  -----------------------
First Lien                            1,714                   $156,553,706.52                  94.89%
Second Lien                             195                      8,435,841.34                   5.11
----------------------  ---------------------------  -------------------------------  -----------------------
TOTAL                                 1,909                   $164,989,547.86                 100.00%


As of the Cut-Off Date, the distribution of the months since origination of the Mortgage Loans was as follows (the sum of the percentages in the following table may not equal the total due to rounding):


                                    NUMBER OF                AGGREGATE CUT-OFF
MONTHS SINCE                        MORTGAGE                    DATE PRINCIPAL               PERCENT OF
ORIGINATION (Months)                  LOANS                        BALANCE                 MORTGAGE POOL
--------------------------  ----------------------  -------------------------------  ------------------------
        0                              594                   $ 54,931,071.00                   33.29%
        1                              721                     62,281,405.12                   37.75
        2                              447                     37,237,920.11                   22.57
        3                               92                      6,238,430.02                    3.78
        4                               27                      2,130,267.96                    1.29
        5                               12                      1,051,882.86                    0.64
        6                                6                        490,228.75                    0.30
        7                                3                        132,458.58                    0.08
        8                                2                        180,283.93                    0.11
       10                                1                         16,601.41                    0.01
       11                                1                        139,390.86                    0.08
       14                                1                         23,151.68                    0.01
       15                                2                        136,455.58                    0.08
---------------------------  ----------------------  --------------------------------  ---------------------
    TOTAL                            1,909                   $164,989,547.86                  100.00%


As of the Cut-Off Date, the weighted average number of months since origination of the Mortgage Loans was 1 month.

As of the Cut-Off Date, the Mortgage Loans were originated under the different loan programs as follows (the sum of the percentages in the following table may not equal the total due to rounding):


                                   NUMBER OF                AGGREGATE CUT-OFF
                                   MORTGAGE                   DATE PRINCIPAL               PERCENT OF
LOAN PROGRAMS                       LOANS                         BALANCE                 MORTGAGE POOL
---------------------------  ------------------------  ----------------------------  -----------------------
Full Documentation                    1,290                   $108,607,907.19                  65.83%
Limited Documentation                   112                     11,847,103.51                   7.18
Stated Income                           507                     44,534,537.16                  26.99
---------------------------  ------------------------  ----------------------------  -----------------------
TOTAL                                 1,909                   $164,989,547.86                 100.00%


As of the Cut-Off Date, the Mortgage Loans were rated in the following risk categories (the sum of the percentages in the following table may not equal the total due to rounding):


                                     NUMBER OF                AGGREGATE CUT-OFF
                                      MORTGAGE                  DATE PRINCIPAL             PERCENT OF
RISK CATEGORIES                        LOANS                        BALANCE               MORTGAGE POOL
------------------------  ---------------------------  ----------------------------  ----------------------
A+                                        583                  $ 52,157,819.09                 31.61%
A+MO                                       55                     4,721,321.06                  2.86
A-                                        682                    60,546,385.68                 36.70
A-MO                                       19                     1,691,405.08                  1.03
B                                         289                    25,145,530.37                 15.24
C                                         144                    10,555,872.16                  6.40
C-                                        136                    10,122,614.42                  6.14
C-HS                                        1                        48,600.00                  0.03
------------------------  --------------------------  ------------------------------  --------------------
TOTAL                                   1,909                  $164,989,547.86                100.00%


As of the Cut-Off Date, the Mortgage Loans were originated for the following purposes (the sum of the percentages in the following table may not equal the total due to rounding):


                                    NUMBER OF                 AGGREGATE CUT-OFF
                                    MORTGAGE                    DATE PRINCIPAL               PERCENT OF
PURPOSE                              LOANS                         BALANCE                 MORTGAGE POOL
---------------------------  ---------------------  --------------------------------  ------------------------
Cash Out Refinance                    1,387                    $117,286,881.02                 71.09%
Purchase                                119                       9,449,557.24                  5.73
Rate/Term Refinance                     403                      38,253,109.60                 23.19
---------------------------  ---------------------  --------------------------------  ------------------------
TOTAL                                 1,909                    $164,989,547.86                100.00%


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

                                    None.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FINANCIAL ASSET SECURITIES CORP.



                           By:
                               ------------------------
                                 Peter McMullin


Dated:    November 17, 1997

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FINANCIAL ASSET SECURITIES CORP.



                           By:  /s/ Peter McMullin
                               ------------------------
                                Peter McMullin

Dated:  November 17, 1997